Exhibit 99.1

Institutional Investors:

Peter Sands

W. P. Carey Inc.

212-492-1110

institutionalir@wpcarey.com

Individual Investors:

W. P. Carey Inc.

212-492-8920

ir@wpcarey.com

Press Contact:

Guy Lawrence

Ross & Lawrence

212-308-3333

gblawrence@rosslawpr.com

W. P. Carey Inc. to Release First Quarter 2015 Financial Results on

Monday, May 18, 2015; Affirms 2015 AFFO Guidance

Conference Call and Audio Webcast Scheduled for 11:00 a.m. Eastern Time

New York, NY – May 5, 2015 – W. P. Carey Inc. (NYSE: WPC), a global net lease real estate investment trust, announced today that it will release its financial results for the 2015 first quarter prior to the market open on Monday, May 18, 2015.

“As previously communicated, we are in the final stages of implementing a firm-wide enterprise resource planning system.  To allow additional time to complete this important project, we have decided to utilize the statutory extension period and push back our earnings release and 10-Q filing date until May 18th,” said Katy Rice, Chief Financial Officer.  “This implementation has been a significant undertaking that we believe will provide substantial benefits going forward.”

The company affirms its full year 2015 AFFO guidance range of between $4.76 and $5.02 per diluted share.

The company will host a conference call and audio webcast to discuss its financial results, details of which are provided below.

Live Conference Call and Audio Webcast

Date/Time: Monday, May 18, 2015 at 11:00 a.m. Eastern Time

Call-in Number: 1-877-317-6789 (US) or + 1-412-317-6789 (international)

Please dial in and ask to be joined to the W. P. Carey call at least 10 minutes prior to the start time.

Audio Webcast: www.wpcarey.com/earnings

Audio Webcast Replay

An audio replay of the call will be available at www.wpcarey.com/earnings.

W. P. Carey Inc.

Please visit www.wpcarey.mediaroom.com for more information about W. P. Carey, to access our image and video libraries and to follow us on social media.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief, or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms.  These forward-looking statements include, but are not limited to, the statements made by Ms. Rice as well as statements regarding the proposed filing of the Form 10-Q, AFFO guidance, including underlying assumptions, and anticipated future financial and operating performance and results, including estimates of growth.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations, AFFO, and prospects.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC on March 2, 2015, as amended on March 17, 2015.  In light of these risks, uncertainties, assumptions, and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire.  Moreover, because we operate in a highly competitive and rapidly changing environment, new risks are likely to emerge from time to time.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.